INFORMATION REQUIRED IN PROXY STATEMENT

                     SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No.   )

Filed by the registrant  [ X ]

Filed by a party other than the registrant  [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[ x ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         NEW HILARITY, INC.
           (Name of Registrant as Specified in Its Charter)

                         New Hilarity, Inc.
              (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

[ X ] No fee required.
[   ] Fee computed on the table below  per  Exchange Act Rules 14a-6(i)(4)
      and 0-11.

      (1)  Title of each class of securities to which transaction applies: N/A
      (2)  Aggregate number of securities to  which  transaction  applies: N/A
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
      (4)  Proposed maximum aggregate value of transaction:  N/A
      (5)  Total fee paid: N/A

[   ] Check box if any part of the fee is offset as provided by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount previously paid:  N/A
      (2)  Form, schedule or registration statement no.:  N/A
      (3)  Filing party:  N/A
      (4)  Date filed:  N/A

                NEW HILARITY, INC.
            22nd Floor, 161 Bay Street
           Canada Trust Tower, BCE Place
          Toronto, Ontario, Canada  M5J 2S1

     NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
           TO BE HELD ON APRIL 12, 2001

To the Stockholders:

     PLEASE TAKE NOTICE that a Special Meeting of Stockholders (the "Special Meeting") of New Hilarity, Inc. (the "Company") will be held on April 12, 2001, at 10:00 a.m., local time, at the Knightsbridge
Room at Le Royal Meridien King Edward Hotel, 37 King Street
East, Toronto, Ontario, Canada M5C 1E9, for the following purposes:

     1. To elect four Directors to serve as the Board of Directors of the Company until the next Annual Meeting of Stockholders and until their successors shall be elected and shall qualify;

     2. To change the name of the Company from "New Hilarity, Inc." to "Orbit E-Commerce, Inc." (the "Corporate Name Change");

     3. To authorize an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock and to authorize a new class of Preferred Stock (the "Capitalization Amendment");

     4.   To approve the adoption of the Company's 2001 Stock
Incentive Plan (the "2001 Plan");

     5. To ratify the selection of BDO Dunwoody LLP as the Company's independent auditors for the fiscal year ending July 31, 2001; and

     6. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The close of business on February 12, 2001 has been fixed as the record date for determining stockholders entitled to receive notice of and to vote at the Special Meeting and at any adjournment thereof.

     Your attention is called to the proxy statement on the following pages. We hope that you will attend the Special Meeting. If you do not plan to attend, please sign, date and mail the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

                    By Order of the Board of Directors,


                    J. GORDON McMEHEN,
                    Chairman
Toronto, Ontario
March 16, 2001

                 NEW HILARITY, INC.
                  PROXY STATEMENT
          SPECIAL MEETING OF STOCKHOLDERS
           TO BE HELD ON APRIL 12, 2001
           _____________________________


                   INTRODUCTION

     This Proxy Statement is being furnished to stockholders of New Hilarity, Inc., a Nevada corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at a Special Meeting of Stockholders of the Company to be held on April 12, 2001, at 10:00 a.m., local time, at the Knightsbridge Room at Le Royal Meridien King Edward Hotel,
37 King Street East, Toronto, Ontario,
Canada M5C 1E9, and at any adjournment thereof (the "Special Meeting").

     The Board has fixed the close of business on February 12, 2001 as the record date for the determination of stockholders entitled to receive notice of, and vote at, the Special Meeting (the "Record Date"). Accordingly, only stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Special Meeting. On the Record Date, the Company had outstanding approximately 14,316,272 shares of Common Stock, par value $.005 per share (the "Common Stock") which are the only outstanding voting securities of the Company. On all matters, each share of Common Stock is entitled to one vote.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, officers, directors and other employees of the Company may solicit proxies by personal contact, telephone, facsimile or other electronic means without additional compensation. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about March 16, 2001.

     Proxies in the accompanying form which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions thereon. If no instructions are indicated thereon, proxies will be voted FOR all matters listed in the Notice of Special Meeting of Stockholders and in accordance with the discretion of the person(s) voting the proxies with respect to all other matters properly presented at the Special Meeting. Execution of a proxy will not prevent a stockholder from attending the Special Meeting and voting in person. Any stockholder giving a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company written notice of revocation bearing a later date than the proxy, by delivering a later-dated proxy, or by voting in person at the Special Meeting. Attendance at the Special Meeting will not, in and of itself, constitute revocation of a proxy. The holders of 33-1/3% of the shares of Common Stock outstanding and entitled to vote as of the Record Date, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. A plurality of the votes cast at the Special Meeting will be required for the election of directors. Approval of the Corporate Name Change and Capitalization Amendment requires the affirmative vote of a
majority of the outstanding shares entitled to vote thereon.   Approval of
the 2001 Plan and the ratification of the selection of BDO Dunwoody LLP as independent auditors requires the affirmative vote of a majority of the votes cast at such meeting. If a stockholder, present in person or represented by proxy, abstains on any matter, the stockholder's shares will not be voted on such matter. Thus, an abstention from voting on a matter has the same legal effect as a vote "against" the matter, even though the stockholder may interpret such action differently.

Information Concerning The Company

     The Company was incorporated under the laws of the State of Idaho on February 27, 1930, for the primary purpose of exploring and the development of mining properties. Prior to 1993, the Company had owned fifteen unpatented lode mining claims in the Coeur d'Alene Mining District of Shoshone County, Idaho. Due to the increased fees from the Bureau of Land Management on unpatented mining claims, and the depressed prices for silver and lead, the Company decided to abandon these mining claims in 1993. Accordingly, as of 1993, the Company became an inactive mining company, and the Company thereupon decided to explore alternative business opportunities. In April 1999, the Company reorganized under the laws of the State of Nevada and changed its name to New Hilarity, Inc.

     As of September 8, 2000, and pursuant to an Agreement and Plan of Reorganization dated as of August 3, 2000 by and between the Company and Orbit Canada Inc., an Ontario corporation ("Orbit"), the Company acquired Orbit as a result of which Orbit became a wholly-owned subsidiary of the Company (the "Orbit Transaction"). The Orbit Transaction resulted in a reverse take over, therefore, giving the stockholders of Orbit control of the Company. In connection with the Orbit Transaction, the existing Board of Directors of the Company resigned and the directors of Orbit were appointed to the Board of the Company.

     Orbit was incorporated on October 7, 1999 in Ontario, Canada.
Since inception, Orbit's efforts have been devoted to the development of its principal products and raising capital. As of the end of the July 31, 2000 fiscal year and as of October 31, 2000, it had not received any revenues from the sale of its products or services. Accordingly, through the end of fiscal 2000 (July 31, 2000) and through October 31, 2000, Orbit was considered to be in the development stage. The Company is marketing a variety of internet services including an internet based long distance voice service to Canadian businesses and individuals.

     Orbit intends to provide Canadian businesses and individuals with next generation Internet services that include V.90 Internet access, phone-to-phone Voice over IP ("VoIP"), as well as E-mail, web site hosting services and high speed fixed wireless Internet delivery. Orbit's VoIP service, which is included in a low monthly flat rate bundle of Internet services, will enable subscribers to call between points on Orbit's network as well as to certain destinations internationally at no additional charge utilizing their own telephones. Orbit is marketing its services directly to commercial enterprises and to residential markets and intends to commence doing so indirectly through traditional Internet Service Providers, prepaid long distance calling card companies and others. No assurance can be given that Orbit's business will prove to be successful or that it will be able to operate profitably.


PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of the Record Date, certain information with regard to the record and beneficial ownership of the Company's Common Stock by (i) each stockholder owning of record or beneficially 5% or more of the Company's Common Stock, (ii) each director of the Company, each person nominated to be a Director and each executive officer of the Company named in the Summary Compensation Table, and (iii) all executive officers and directors of the Company as a group:

                       Amount and Nature of  Percent
Name                   Beneficial Ownership  of Class

Global Wireless Inc.     5,056,905(1)         35.3%
Dreyfus Securities Inc.  4,000,370(2)         26.4%
Non Orbit Inc.           1,000,000(3)          7.0%
J. Gordon McMehen *        700,000(4)          4.9%
Douglas C. Lloyd *       4,100,001(1)         28.6%
Daniel N. Argiros *        700,000(5)          4.9%
Donald G. Payne *            8,100(6)          0.1%
Robert J. Picard*             -   (7)            -

All Executive Officers
and Directors as a Group 5,508,101            38.5%
________________________
* Indicates a Director of the Company. The address for each is 22nd Floor, 161 Bay Street, Canada Trust Tower, BCE Place, Toronto, Ontario, Canada, M5J 2S1.

(1) Global Wireless Inc. holds of record 5,056,905 shares of which 4,100,000 shares are owned indirectly for the benefit of the members of Mr. Lloyd's family by a Trust. Mr. Lloyd also owns one share directly. The amount reported for Mr. Lloyd does not include shares which Mr. Lloyd has the right to acquire pursuant to the exercise of stock options granted under the 2001 Plan subsequent to the Record Date provided the 2001 Plan is approved by stockholders as described elsewhere herein.

(2) Consists of 3,171,799 shares and 828,571 warrants which as of the Record Date may be exercised to acquire shares, on a one-for-one basis, at $0.875 per share, which shares and warrants are owned of record by Dreyfus Securities Inc. as of the Record Date. To the Company's knowledge, such shares and warrants are held beneficially for the account of non-U.S. persons none of whom are affiliated with the Company. Subsequent to the Record Date, Dreyfus Securities Inc. exercised said 828,571 warrants into 828,571 shares.

(3)  See notes (4) and(5) below.

(4) Non Orbit Inc. holds of record 1,000,000 shares of which 500,000 shares are owned indirectly for the benefit of members of Mr. McMehen's family by a Trust. In addition, Free Orbit Inc. holds of record 400,000 shares of which 200,000 shares are owned indirectly for the benefit of members of Mr. McMehen's family by a Trust. The amount reported for Mr. McMehen does not include shares which Mr. McMehen has the right to acquire pursuant to the exercise of stock options granted under the 2001 Plan subsequent to the Record Date provided the 2001 Plan is approved by stockholders as described elsewhere herein.

(5) Non Orbit Inc. holds of record 1,000,000 shares of which 500,000 shares are owned indirectly for the benefit of members of Mr. Argiros' family by a Trust. In addition, Free Orbit Inc. holds of record 400,000 shares of which 200,000 shares are owned indirectly for the benefit of members of Mr. Argiros' family by a Trust. The amount reported for Mr. Argiros does not include shares which Mr. Argiros has the right to acquire pursuant to the exercise of stock options granted under the 2001 Plan subsequent to the Record Date provided the 2001 Plan is approved by stockholders as described elsewhere herein.

(6)  Consists of 8,100 shares owned by Xoom Capital Corp. ("Xoom").
     Mr. Payne is the President and
     a director of Xoom and may be
     deemed to have beneficial ownership of such shares. Mr. Payne disclaims beneficial ownership of the shares held by Xoom except to the extent of his pecuniary interest therein. Mr. Payne is not standing for re-election to the Board of Directors.

(7) The amount reported for Mr. Picard does not include shares which Mr. Picard has the right to acquire pursuant to the exercise of stock options granted under the 2001 Plan subsequent to the Record Date provided the 2001 Plan is approved by stockholders as described elsewhere herein.


               ELECTION OF DIRECTORS

                    Proposal 1

     A Board of Directors consisting of four members is to be elected by the stockholders, to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify.

     Unless authority is withheld, it is intended that proxies will be voted for the election of the four nominees below, three of whom are currently serving as directors. The Board of Directors does not contemplate that any of these nominees will be unable or will decline to serve. However, if any of them is unable or declines to serve, the persons named in the accompanying proxy may vote for another person or persons in their discretion.

Information Concerning Nominees

     The following table sets forth certain information with respect to the four nominees for election to the Board of Directors.

                         Present Position         Has Served as
Name                Age  and Offices              Director Since

J. Gordon McMehen   48   President and            September 2000
                         Chief Executive Officer

Douglas C. Lloyd    48   Vice President and       September 2000
                         Chief Technology Officer

Daniel N. Argiros   37   Vice President and       September 2000
                         Chief Financial Officer

Robert J. Picard    39   None                     -

     J. GORDON MCMEHEN, President, Chief Executive Officer and
Director, is an experienced business executive with a background in corporate administration and mergers and acquisitions. Prior to this appointment, he served as Executive Vice President and Chief Operating Officer of Central Park Lodges Ltd., a national provider of nursing and retirement home accommodation and related health care services from May, 1998 until July, 2000. Prior to this, Mr. McMehen was a partner in the Toronto law firm of Gardiner, Roberts. Mr. McMehen has over 20 years of experience in the practice of corporate and commercial law specializing in project and corporate finance. In his role as President and CEO, Mr. McMehen is responsible for executing Orbit's aggressive business strategy and expansion plans and managing the Company's relationships with its business partners and the financial community.

     DOUGLAS C. LLOYD, Vice President and Chief Technology Officer and Director, with his unique focus on the changing needs of the market, has been the driving force responsible for building the Company's state-of-the-art telecommunications network. For the past 5 years, Mr. Lloyd has been a consultant in the telecommunications field. As a result of his vision, Orbit's advanced fibre optic and wireless network will provide the next generation of Internet-based voice, data and video services to commercial and residential customers across Canada. In addition to overseeing the implementation and daily operations of Orbit's network, Mr. Lloyd is also responsible for Research & Development and the application of new technologies. Over the past 20 years, Mr. Lloyd has been at the forefront in the development, marketing and management of some of Canada's most innovative telecommunications and broadcast initiatives.

     DANIEL N. ARGIROS, C.A., Vice President, Chief Financial Officer and Director, is a chartered accountant with 15 years experience in financial management. Mr. Argiros began his career with Deloitte Haskins & Sells, where he held a number of positions in the audit, tax and real estate specialty groups. In 1988, he moved to Corporate Planning Associates, a consulting firm whose mandate is to assist high income or high net worth individuals in a wide range of financial and investment planning issues, including income taxes and investment planning. Prior to his appointment as CFO of Orbit, Mr. Argiros held the positions of President, Chief Executive Officer and Director of Acanthus Real Estate Corporation, a TSE listed company which was founded in 1997. Mr. Argiros is responsible for the Company's treasury and finance functions and will assist in the execution of its business strategy.

     ROBERT J. PICARD is a lawyer and a member of the law firm of Gardiner Roberts LLP, located in Toronto, Ontario, Canada, having been with the firm since 1995 and practices in the areas of securities and corporate law.

     There are no executive officers of the Company other than those named above.

Executive Compensation

     The following summary compensation table sets forth information concerning the annual and long-term compensation for services in all capacities to Orbit from inception (October 7, 1999) to July 31, 2000 (the end of fiscal 2000), of those persons who were, at July 31, 2000, (i) the chief executive officer and (ii) the other most highly compensated executive officers of Orbit, whose annual base salary and bonus compensation was in excess of $100,000 (the named executive officers):



                 Summary Compensation Table
                    Annual                 Long-Term
                    Compensation           Compensation

                                           Awards/
Name and Principal   Fiscal                Options    All Other
Position             Year   Salary  Bonus  (shares)   Compensation

J. Gordon McMehen     2000    $0     $0     0          0
 President and Chief
 Executive Officer

Douglas C. Lloyd      2000    $0     $0     0         $151,300(1)
 Vice President and
 Chief Technology
 Officer

_______________________

(1) Consists of consulting fees paid to him and other entities affiliated with him during the fiscal year ended July 31, 2000.

Compensation of Directors

     Since inception, no director of Orbit has received any cash compensation for his services as such. In the past, directors have been and will continue to be reimbursed for reasonable expenses incurred on behalf of the Company.

Employment Contracts and Termination of Employment and Change in Control Arrangements

     The Company does not have any termination or change in control arrangements with any of its executive officers and has no written employment agreements with any of its executive officers.

Certain Transactions

     As of July 31, 2000, Orbit had no related party transactions in which the amount involved in the transaction or a series of similar transactions exceeded $60,000, except as otherwise disclosed in the Summary Compensation Table provided elsewhere herein.

Material Proceedings

     There are no material proceedings to which any director or executive officer of the Company is a party adverse to the Company or any if its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Additional Information

     During the fiscal year ended July 31, 2000, the Board of Directors of Orbit held no formal meetings. The Board of Directors took action by unanimous written consent and met informally on other occasions during the period. The Company does not currently have a standing audit or nominating committee, or a compensation committee.


          PROPOSED CORPORATE NAME CHANGE

                    Proposal 2

     At the Special Meeting, holders of shares of Common Stock will be asked to consider and vote upon a proposal to change the name of the Company from "New Hilarity, Inc." to "Orbit E-Commerce, Inc." (the "Corporate Name Change"), by means of an amendment to the Company's Articles of Incorporation. The Board of Directors has adopted resolutions approving the Corporate Name Change and recommending that the Corporate Name Change be submitted to the stockholders for their approval at the Special Meeting. If the proposed amendment to the Articles of Incorporation is approved by the requisite number of shares of Common Stock entitled to vote at the Special Meeting, the Corporate Name Change and the proposed amendment to the Company's Articles of Incorporation will become effective upon the filing of a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of Nevada, which is expected to occur shortly after stockholder approval.

     As a result of the Orbit Transaction (see "Introduction -
Information Concerning The Company"), the business of Orbit has become the Company's primary business operation. Accordingly, management believes that with the name "New Hilarity, Inc.", there is no clear relationship to the Company's current business activities. Management believes that the name "Orbit E-Commerce, Inc." more clearly and accurately describes the type of business engaged in by the Company. The Company's management further believes that, as a result of the Corporate Name Change, the Company may develop a clearer and more recognizable identity in the marketplace.

     The Board of Directors believes that the Corporate Name Change, and accordingly the proposed amendment, are in the best interests of the Company and its stockholders and recommends that the stockholders approve the Corporate Name Change and the proposed amendment of the Company's Articles of Incorporation.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of the Corporate Name Change and the proposed amendment of the Articles of Incorporation.

     The text of the proposed amendment to the Articles of Incorporation is as follows:

     That Article 1 of the Articles of Incorporation be and it hereby is amended to read in its entirety as follows:

                "ARTICLE 1.  NAME.

The name of the corporation is ORBIT E-COMMERCE, INC."


     The Board of Directors recommends a vote "for" the approval of the Corporate Name Change and the related amendment to the Articles of Incorporation.


PROPOSED INCREASE IN THE COMPANY'S AUTHORIZED SHARES
OF COMMON STOCK AND AUTHORIZATION OF PREFERRED STOCK

                    Proposal 3

     The Board of Directors has unanimously adopted a resolution declaring it advisable to amend Article 4 of the Company's Articles of Incorporation to provide for an increase in the number of authorized shares of Common Stock from 20,000,000 shares of Common Stock, $0.005 par value, to 98,000,000 shares and for the authorization of a new class consisting of 2,000,000 shares of Preferred Stock, $0.005 par value (the "Capitalization Amendment"), and has directed that the resolution be submitted to a vote of the stockholders. If the proposed amendment is approved by the affirmative vote of holders of a majority of the Company's outstanding shares, the authorized capital stock of the Company will consist of 98,000,000 shares of Common Stock $0.005 par value, and 2,000,000 shares of Preferred Stock, $0.005 par value, issuable in series.

     The Company is presently authorized to issue 20,000,000 of its Common Stock of which 14,316,272 are outstanding as of the Record Date. In addition, as of the Record Date, (i) 2,120,497 share are reserved for issuance pursuant to the conversion rights underlying the 2,120,497 non-voting exchangeable shares of Orbit which are outstanding, (ii) 828,571 shares are reserved for issuance pursuant to 828,571 warrants issued in exchange for 828,571 warrants previously outstanding to acquire shares of Orbit; leaving 2,734,660 shares of Common Stock available as of the Record Date. In addition, subsequent to the Record Date, an additional 1,450,000 shares have been reserved for issuance pursuant to options granted under the 2001 Plan.

     The Board of Directors believes that the growing complexity of modern business financing requires greater flexibility in the Company's capital structure than now exists. The availability of additional shares might also be used for general corporate purposes such a raising capital, mergers or acquisitions or attempting to obtain, retain and reward skilled management in connection with stock options and other stock-related benefit plans, such as but not limited to the proposed 2001 Plan. (See "Approval of the 2001 Stock Incentive Plan"). Increasing the number of shares available for issuance would also permit the Board, if and when it deemed it advisable, to declare a stock split or stock dividend.

     Management recognizes that the Company's present funds, together with any operating revenues that may be recognized in the immediate future, may be insufficient to fully implement the business plan of the Company. Thus, substantial additional capital will, in all likelihood, be needed in order to fund operations. In this regard, it is anticipated that a certain portion of the additional authorized shares of Common Stock and Preferred Stock as contemplated by the Capitalization Amendment will be needed in order to meet such funding requirements. Management has had discussions with certain parties and investment banking firms concerning capital raising possibilities in the future but as of the date hereof there are no such arrangements or firm intentions which have been made with respect to the additional shares proposed to be authorized.

     The Board of Directors strongly believes that opportunities may arise which will require prompt action and in which any delay incurred in seeking stockholder approval for issuance of additional shares could be detrimental to the Company and its stockholders. In the Board's opinion, the proposed amendment to the Company's Articles of Incorporation will give the Company the flexibility to take advantage of such opportunities and to operate more effectively. Authorization of such additional shares would permit the issuance at various times of shares which could be specifically adapted to a wide variety of circumstances. As to each series of Preferred Stock, the Board of Directors would have the power to fix the dividend rights, dividend or interest rates, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption prices and liquidation preferences, and any other powers, designations, preferences and relative participating, optional or other rights of the series, as well as any qualifications, limitations or restrictions on any of the rights of the series, and the number of shares constituting the series and the designation thereof, all without further approval of the stockholders, except as may be required by application of applicable law or stock exchange rules.

     Other than the possible issuances described herein, there are no present negotiations, agreements, or firm intentions regarding the use of any of the additional shares of Common Stock or Preferred Stock proposed to be authorized. No stockholder of the Company presently has, or would have, any preemptive rights relating to the future issuance of any shares of Common Stock or Preferred Stock.

     Shares of Common Stock or Preferred Stock would be issued only as, if, and when the Board of Directors believed the issuance to be in the best interests of the Company and its stockholders. It is possible, however, that the issuance of shares of Preferred Stock with dividend and liquidation preferences could diminish the amounts which would otherwise be available to the holders of Common Stock for these purposes. To the extent that any series of Preferred Stock is made convertible into shares of Common Stock of the Company, or that Common Stock or Preferred Stock is issued for cash or assets, a dilution of the equity and the present voting interest of the outstanding shares of Common Stock could result.

     It is not possible to state the actual effect of the authorization of the Preferred Stock upon the rights of the Company's Common stockholders until the Board of Directors has specified the rights of a series of the Preferred Stock. However, the rights of any such series, if and when issued, might preclude or make difficult a merger or takeover, making the Company a less attractive potential takeover candidate. Although the Board would make such a determination based on its judgment as to the best interest of stockholders, the Board could so act to discourage an acquisition attempt or other transaction viewed favorably by the holders of a majority of the outstanding voting stock of the Company. Thus, the authorization of the Preferred Stock might be deemed to have an anti-takeover effect. On balance, however, the Board believes that the advantages of increasing its flexibility to act in the face of a proposed transaction outweighs any resulting disadvantages to the Company's stockholders. This proposal is not part of a plan by management to adopt a series of amendments which may have an anti-takeover effect nor does management presently intend to propose any anti-takeover measures in any future solicitation of proxies. Management does not believe that any provisions of the Company's present Articles of Incorporation or By-laws is likely to have an anti-takeover effect.

     The Board of Directors  believes  that the Capitalization
Amendment is in the best interests of the Company and its stockholders and recommends that the stockholders approve the Capitalization Amendment.
The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of the Capitalization Amendment.

     The text of the proposed amendment to the Articles of Incorporation is as follows:

     That Article 3 of the Articles of Incorporation be and it hereby is amended to read in its entirety as follows:

               "ARTICLE 3.  SHARES.

     The total number of shares of capital stock which the corporation is authorized to issue is 100,000,000 of which 98,000,000 shares with a par value of $0.005 each shall be Common Stock and of which 2,000,000 shares with a par value of $0.005 each shall be Preferred Stock. The Board of Directors of the corporation is authorized to the full extent now or hereafter permitted by the laws of the State of Nevada to provide for the issuance from time to time in one or more series of any number of shares of Preferred Stock, and, by filing a certificate pursuant to the Nevada Business Corporation Act, to establish the number of shares to be included in each such series, and to fix the designations, powers, preferences, and rights, and the qualifications, limitations and restrictions of each such series."

     The Board of Directors recommends a vote "for" the approval of the Capitalization Amendment.


     APPROVAL OF THE 2001 STOCK INCENTIVE PLAN

                    Proposal 4

Introduction

     In February 2001, the Board of Directors of the Company adopted the New Hilarity, Inc. 2001 Stock Incentive Plan (the "2001 Plan") subject to the approval of the stockholders. The 2001 Plan permits the Company to grant stock options and stock purchase rights. The 2001 Plan is intended to provide additional compensation and incentives to eligible individuals whose present and potential contributions are important to the success of the Company, to afford such persons an opportunity to acquire a proprietary interest in the Company and to enable the Company to continue to enlist and retain the best available talent for the successful conduct of its business. The 2001 Plan was adopted and is recommended for approval by the Company's stockholders because the Board believes that option grants and the stock issuances under the

2001 Plan play an important role
in the Company's efforts to attract employees and others of outstanding ability and to reward employees and others for outstanding performance. In the event the adoption of the 2001 Plan is not approved by the stockholders, the Board believes that the Company's inability to grant stock options and stock purchase rights will adversely impact the Company's future hiring, promotion and operating plans.

     A copy of the 2001 Plan, as adopted by the Board subject to stockholder approval, is set forth in full as Appendix A to this Proxy Statement. Following is a summary of the principal provisions of the 2001 Plan, qualified by reference to the complete text of the 2001 Plan:

General Provisions

     Under the 2001 Plan, eligible participants may be awarded options to purchase shares of the Company's Common Stock. They may also be awarded restricted Common Stock, either through the purchase of those shares at fair market value or at less than fair market value, as compensation for services rendered.

     The 2001 Plan is administered by the Board of Directors, or in the discretion of the Board, by a Committee ("Committee") consisting of directors of the Company. The Plan administrator shall have exclusive authority to determine participants to whom options will be granted, the timing and manner of the grant of options, the exercise price, the number of shares covered by and all of the terms of options, the duration and purpose of leaves of absence which may be granted to optionees without constituting termination of employment for purposes of the 2001 Plan and all other determinations necessary or advisable for administration of the 2001 Plan. Members of the Committee are appointed by and serve at the pleasure of the Board and may be removed by the Board at its discretion.

     The maximum number of shares of Common Stock issuable over the term of the 2001 Plan is limited to 2,000,000, subject to adjustments in the event of certain changes in the Company's capital structure.

     Under the 2001 Plan options and stock purchase rights may be granted to employees, directors, officers and consultants. However, the Plan administrator in its sole discretion determines the actual persons to whom such grants are to be made.

     The Board has exclusive authority to amend the 2001 Plan in any and all respects. Certain amendments may require the approval of the Company's stockholders. Unless terminated earlier by the Board in its sole discretion, the 2001 Plan will expire ten years after its effective date.

     The exercise and purchase prices per share are determined by the Plan administrator and will generally be equal to the fair market value per share of Common Stock on the date of the option grant. The exercise price will be fixed for the life of an option even if the value of the Common Stock increases in the future.

Grant of Options

     An option gives the right to purchase a specified number of shares of Common Stock at a fixed price per share (the "exercise price") payable at the time the option is exercised. Two types of options may be granted under the 2001 Plan: Incentive Stock Options and non-qualified stock options. The two types of options differ as to their treatment under the federal income tax laws, which is discussed in the U.S. Federal Tax Consequences section below.

     An "exercise" occurs when an option holder purchases the shares of Common Stock subject to the option by paying the exercise price for those shares to the Company. The Plan administrator may, under certain limited circumstances, permit an option holder to pay the exercise price for the purchased shares through a full-recourse promissory note. The Plan administrator will establish the terms of any such promissory note, including the interest rate and terms of repayment, and any shares purchased with the note will be held by the Company as security for the payment of that note. An option holder may exercise an option at any time after it vests and before the option terminates.

     The option or shares of Common Stock purchasable under an option may be subject to vesting provisions. This means the holder has to remain in the employ of the Company or an affiliate for a certain period of time before the holder can exercise the option or fully own the shares purchased under the option. An option becomes exercisable in one or more installments over the period that the holder remains in the Company's service. The exercise schedule applicable to a particular option will be determined by the Plan administrator at the time of grant and will be set forth in the option agreement. The holder may exercise the option at any time for the shares for which the option is exercisable, provided the holder does so before the option terminates. The Plan administrator may accelerate options that are exercisable in installments. In addition, the Plan administrator may allow holders of non-qualified stock options to exercise their options for comparable numbers of non-voting exchangeable shares of Orbit which will be exchangeable for shares of the Company's Common Stock on a one-for-one basis.

Stock Purchase Rights

     Stock purchase rights entitle a participant in the 2001 Plan to acquire shares of Common Stock which are subject to certain restrictions at a price which may be equal to or less than the fair market value of the Common Stock on the date of the grant of such award. The Plan administrator may grant participants stock purchase rights to purchase stock for limited periods of up to 30 days under such terms, conditions and restrictions as the Plan administrator may apply. In addition, shares may be awarded in connection with services rendered or to be rendered.
The Plan administrator may also allow a participant the right to acquire non-voting exchangeable shares of Orbit which will be exchangeable for shares of the Company's Common Stock on a one-for-one basis.

     A participant must sign and submit a Notice of Exercise, pay for shares, and complete and sign a Stock Purchase Agreement. When the stock certificate for the purchased shares is issued, the Purchaser becomes the stockholder of record of all the shares he or she has purchased. If the Company allows the participant to acquire the shares with a promissory note, then the participant will be required to sign a security agreement granting the Company a security interest in the shares to secure payment of the promissory note.

U.S. Federal Income Tax Consequences

     The following is a brief summary of the principal U.S. federal income tax consequences under current U.S. federal income tax laws to the Company relating to awards under the 2001 Plan and to any person granted an award under the 2001 Plan who is subject to taxation in the United States. This summary is not intended to be exhaustive and, among other things, does not address state, local, Canadian or other foreign tax consequences.

     Incentive Stock Options

     No taxable income is recognized by the option holder at the time of the grant of an incentive stock option, and no taxable income is generally recognized at the time the option is exercised (subject to the alternative minimum tax rules). The option holder will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories:
(i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the option holder has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition, the option holder will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over
(ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the option holder. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the option holder.

     If the option holder makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the option holder makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

     Non-Qualified Stock Options

     No taxable income is recognized by an option holder upon the grant of a non-qualified option. The option holder will, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the option holder will be required to satisfy the tax withholding requirements applicable to
such income. If   the shares acquired upon exercise of the non-qualified
option are not vested and are subject to forfeiture (by repurchase or otherwise) in the event of the option holder's termination of service prior to vesting in those shares, the option holder will not recognize any taxable income at the time of exercise. Ordinary income will be recognized, as and when the risk of forfeiture lapses, in an amount equal to the excess of (i) the fair market value of the shares on the date the risk of forfeiture lapses over (ii) the exercise price paid for the shares. The option holder may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the option holder will not recognize any additional income as and when the risk of forfeiture lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the option holder with respect to the exercised non-qualified option. The deduction will generally be allowed for the taxable year of the Company in which such ordinary income is recognized by the option holder.

     Stock Purchase Rights

     The purchaser of shares under a stock purchase right generally will not be taxed until any forfeiture restrictions, if any, on such shares expire or are removed, at which time he or she will recognize
ordinary income, and   the Company will be entitled to a deduction in an
amount equal to the excess of the fair market value of the shares at that time over the purchase price. However, the purchaser may make a Section 83(b) election within thirty days of the date of receipt of the restricted shares and recognize ordinary income as of the date of receipt. The Company will be entitled to a deduction, at the time the participant recognizes ordinary income, equal to the excess, if any, of the fair market value of the shares on that date over the purchase price.

     Code Section 162(m) generally denies a tax deduction to any publicly held corporation for compensation that exceeds one million dollars paid to certain senior executives in a taxable year, subject to an exception for "performance based compensation" as defined in the Code and subject to certain transition provisions.

Options and Stock Awards Granted

     The following table reflects as of the date hereof the number of shares subject to options awarded to date under the 2001 Plan and the
current value thereof.   As of the date hereof, options to acquire
1,450,000 shares of Common Stock have been granted under the 2001 Plan.
No stock awards have been granted to date under the 2001 Plan. As a result, there are 550,000 shares available for future grant under the 2001 Plan. If the 2001 Plan is not approved by the stockholders of the Company, any awards granted thereunder will be rescinded and will be void.



                                                        No. of
                       Current Per        Current       Shares
Name                   Share Option       Dollar        Subject to
and Position           Exercise Price      Value(1)     Options

J. Gordon McMehen,
President and
Chief Executive Officer    $6.875           -0-           250,000

Douglas C. Lloyd,
Vice President and
Chief Technology Officer   $6.875           -0-           500,000

Daniel N. Argiros,
Vice President and
Chief Financial Officer    $6.875           -0-           250,000

Executive Group            $6.875           -0-         1,000,000

Non-Executive
Director Group             $6.875           -0-            25,000

Non-Executive Officer
Employee Group             $6.875           -0-           425,000
________________________

(1) The current dollar value of options granted and reported above is calculated by multiplying (i) the number of shares subject to the option by (ii) the difference between the current per share option exercise price for all such options ($6.875) and the average of the closing bid and asked prices of the Company's Common Stock at February 28, 2001. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's Common Stock and other factors such as the general condition of the stock markets and the timing of the exercise of the options.

     The Board of Directors recommends a vote "for" the approval of the 2001 Plan.

               SELECTION OF AUDITORS

                    Proposal 5

     The Board of Directors has appointed BDO Dunwoody LLP, independent certified public accountants, as the Company's independent auditors for the fiscal year ending July 31, 2001, subject to ratification by the Company's stockholders. Said firm audited the financial statements of Orbit for the fiscal year ended July 31, 2000. It is expected that a representative of BDO Dunwoody LLP will be present at the Special Meeting, with the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. The Board of Directors recommends that the stockholders ratify the selection of BDO Dunwoody LLP as the Company's independent auditors by voting for this proposal.


              STOCKHOLDERS' PROPOSALS

     Any stockholder who wishes to present a proposal for action at the next Annual Meeting of Stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by management must notify management of the Company so that such notice is received by management at its principal executive offices at 22nd Floor, 161 Bay Street, Canada Trust Tower, BCE Place, Toronto, Ontario Canada M5J 2S1 by November 16, 2001 and is in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission.


                   MISCELLANEOUS

     The Board of Directors knows of no other business to be presented at the Special Meeting but if other matters properly do come before the meeting, it is intended that the persons named in the accompanying proxy will vote the shares for which they hold proxies in accordance with their judgment.

     The Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2000 and the Company's Current Report on Form 8-K, dated September 8, 2000, as amended, are being delivered to the Company's stockholders with this Proxy Statement. Such reports are not to be considered part of the soliciting material.

                         By Order of The Board of Directors,


                         J. GORDON McMEHEN,
                         Chairman

Dated:    March 16, 2001
          Toronto, Ontario

                    APPENDIX A


                NEW HILARITY, INC.

             2001 STOCK INCENTIVE PLAN


        SECTION 1:  GENERAL PURPOSE OF PLAN

     The name of this plan is the  2001 Stock Incentive Plan (the
"Plan"). The purpose of the Plan is to enable New Hilarity, Inc., a Nevada corporation (the "Company"), and any Parent or any Subsidiary to obtain and retain the services of the types of employees, consultants, officers and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company.

              SECTION 2:  DEFINITIONS

     For purposes of the Plan, the following terms shall be defined as set forth below:

     "Administrator" shall have the meaning as set forth in Section 3, hereof.

     "Board" means the Board of Directors of the Company.

     "Cause" means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its shareholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the option agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

     "Change in Control" shall mean:

          (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

          (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means a committee of the Board designated by the Board to administer the Plan.

     "Company" means New Hilarity, Inc., a corporation organized under the laws of the State of Nevada (or any successor corporation).

     "Date of Grant" means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

     "Director" means a member of the Board.

     "Disability" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. For purposes of determining the term of an ISO pursuant to Section 6.6 hereof, the Disability must be expected to result in death or to have lasted or be expected to last for a continuous period of not less than 12 months. The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator.

     "Eligible Person" means an employee, officer, consultant or Director of the Company, any Parent or any Subsidiary.

     "Exercise Price" shall have the meaning set forth in Section 6.3 hereof.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" of a share of Stock as of a given valuation date shall be determined as follows:

          (i) If the Stock is traded on a stock exchange, the Fair Market Value will be equal to the closing price of the Stock on the principal exchange on which the Stock is then trading as reported by such exchange (or as reported by any composite index which includes such principal exchange) for the trading day previous to the date of valuation, or if the Stock is not traded on such date, on the next preceding trading day during which a trade occurred;

          (ii) If the Stock is traded over-the-counter on the Nasdaq National Market on the date in question, the Fair Market Value will be equal to the last transaction-price of the Stock as reported by Nasdaq for the trading day previous to the date of valuation, or if the Stock is not traded on such date, on the next preceding trading day during which a trade occurred;

          (iii) If the Stock is traded over-the-counter on the Nasdaq SmallCap Market, the Fair Market Value will equal the mean between the last reported closing representative bid and asked price for the Stock as reported by Nasdaq for the trading day previous to the date of valuation, or if the Stock is not traded on such date, on the next preceding trading day during which a trade occurred; or

          (iv) If the Stock is not publicly traded on an exchange and is not traded over-the-counter on Nasdaq, the Fair Market Value shall be determined by the Board acting in good faith on such basis as it deems appropriate, including quotations by market makers if the Stock is traded over-the-counter on the OTC Bulletin Board or Pink Sheets on the date in question should the Administrator deem such quotations to be appropriate given the volume and circumstances of trades.

     "ISO" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422(b) of the Code.

     "Non-qualified Stock Option" means a Stock Option not described in
Section 422(b) of the Code.

     "Offeree" means a Participant who is granted a Purchase Right pursuant to the Plan.

     "Optionee" means a Participant who is granted a Stock Option pursuant to the Plan.

     "Orbit Canada" means Orbit Canada Inc., a corporation existing under the laws of the Province of Ontario and a Subsidiary of the Company.

     "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     "Participant" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in Section 3, to receive grants of Rights.

     "Plan" means this 2001 Stock Incentive Plan, as the same may be amended or supplemented from time to time.

     "Purchase Price" shall have the meaning set forth in Section 7.3.

     "Purchase Right" means the right to purchase Stock granted pursuant to Section 7.

     "Repurchase Right" shall have the meaning set forth in Section 8.7 of the Plan.

     "Rights" means Stock Options and Purchase Rights.

     "Service" shall mean service as an employee, officer, consultant or Director of the Company, any Parent or any Subsidiary.

     "Stock" means Common Stock of the Company.

     "Stock Option" means an option to purchase shares of Stock granted pursuant to Section 6.

     "Stock Option Agreement" shall have the meaning set forth in
Section 6.1.

     "Stock Purchase Agreement" shall have the meaning set forth in
Section 7.1.

     "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     "Ten Percent Shareholder" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

            SECTION 3:  ADMINISTRATION

     3.1 Administrator. The Plan shall be administered by either (i) the Board or (ii) the Committee (the group that administers the Plan is referred to as the "Administrator").

     3.2 Powers in General. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan, (i) Stock Options, (ii) Purchase Rights or (iii) any combination of the foregoing.

     3.3 Specific Powers. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option and Purchase Right, including, without limitation, the purchase price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option Agreement or Stock Purchase Agreement relating to such grant or sale; (ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

     3.4 Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

     3.5 The Committee. The Board may, in its sole and absolute discretion, from time to time, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous written consent of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

     3.6 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

       SECTION 4:  STOCK SUBJECT TO THE PLAN

     4.1 Stock Subject to The Plan. Subject to adjustment as provided in Section 9, 2,000,000 shares of Common Stock shall be reserved and available for issuance under the Plan. Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     4.2 Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision such shares shall again be available for the purposes of the Plan.

              SECTION 5:  ELIGIBILITY

     Eligible Persons who are selected by the Administrator shall be eligible to be granted Rights hereunder subject to limitations set forth in this Plan; provided, however, that only employees shall be eligible to be granted ISOs hereunder.

    SECTION 6:  TERMS AND CONDITIONS OF OPTIONS

     6.1  Stock Option Agreement. Each grant of an Option under the
Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     6.2 Number of Shares. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9, hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option. In addition, the Administrator may allow holders of Non-Qualified Stock Options to exercise their options for comparable numbers of non-voting exchangeable shares of Orbit Canada which will be exchangeable for shares of Common Stock on a one-for-one basis.

     6.3  Exercise Price.

          6.3.1 In General. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "Exercise Price"), which shall, with respect to Incentive Stock Options, be not less than 100% of the Fair Market Value of the Stock on the Date of Grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Administrator; provided, however, that the Exercise Price shall be no less than 85% of the Fair Market Value of the shares of Stock on the Date of Grant of the Non-Qualified Stock Option. The Exercise Price shall be payable in a form described in Section 8 hereof.

          6.3.2 Ten-Percent Stockholders. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as an Optionee or Purchaser of an ISO, unless the Exercise Price is at least 110% of the Fair Market Value of a Share on the Date of Grant and such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant.

     6.4 Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

     6.5 Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. The exercise provisions of any Stock Option Agreement shall be determined by the Administrator in its sole discretion. Notwithstanding any provision to the contrary herein or the terms of vesting provided in any Stock Option Agreement, all Stock Options will become exercisable immediately if a Change in Control occurs.

     6.6 Term. The Stock Option Agreement shall specify, the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. In addition, no option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (ii) one year after the date the Optionee's Service with the Company and its subsidiaries terminates if such termination is a result of death or Disability, and
(iii) if the Optionee's Service with the Company and its subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination; provided, however, that the Stock Option Agreement for any Option may provide for longer or shorter periods, and the Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination. In the case of an ISO granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Parent or Subsidiary corporations, the term set forth in (i), above, shall not be more than five years after the date the Option is granted.

     6.7 Nontransferability. Except as provided herein, an Optionee may not assign, sell or transfer the Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. The Administrator, in its sole discretion may permit the transfer of a Non-Statutory Option (but not an ISO) to (i) a member of the Participant's immediate family; (ii) a trust solely for the benefit of the Participant and/or one or more members of Participant's immediate family; or (iii) a partnership or limited liability company, all of whose interests are owned by the Participant and/or one or more members of his immediate family (any of (i), (ii) and (iii) referred to as a "Permitted Transferee"). A transfer permitted under this Section 6.7 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan. For purposes of this
Section 6.7, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order) children, children-in-law and grandchildren, including adopted and stepchildren and grandchildren.

     6.8  Leaves of Absence. For purposes of Section 6.6 above,
Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Administrator).

     6.9 Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the exercise price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee's obligations under such Option.

SECTION 7:  TERMS AND CONDITIONS OF AWARDS OR SALES

     7.1 Stock Purchase Agreement. Each award or sale of shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Stock Purchase Agreement. In addition, the Administrator may allow a participant the right to acquire non-voting exchangeable shares of Orbit Canada which will be exchangeable for shares of Common Stock on a one-for-one basis. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     7.2 Duration of Offers and Nontransferability of Rights. Any right to acquire shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

     7.3 Purchase Price. Each Stock Purchase Agreement shall state the price at which the Stock subject to such Stock Purchase Agreement may be purchased (the "Purchase Price"), which, with respect to Stock Purchase Rights, shall be determined in the sole discretion of the Administrator; provided, however, that the Purchase Price shall be no less than 85% of the Fair Market Value of the shares of Stock on either the Date of Grant or the date of purchase of the Purchase Right. The Purchase Price shall be payable in a form described in Section 8.

     7.4 Withholding Taxes. As a condition to the purchase of shares, the Purchaser shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

         SECTION 8:  PAYMENT

     8.1 General Rule. The entire Purchase Price or Exercise Price of shares issued under the Plan shall be payable in full by, as applicable, cash or check for an amount equal to the aggregate Purchase Price or Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, (i) in the case of an Option, by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Options (a "Cashless Exercise"), (ii) in the case of an Option or a sale of Stock, by paying all or a portion of the Exercise Price or Purchase Price for the number of shares being purchased by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the Stock with respect to which such Option or portion thereof is thereby exercised or Stock acquired (a "Stock-for-Stock Exercise") or
(iii) by a Stock-for-Stock Exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Option shares thereby exercised and the identified attestation shares of Stock (an "Attestation Exercise").

     8.2 Withholding Payment. The Purchase Price or Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) Cashless Exercise or Attestation Exercise; (ii) Stock-for-Stock Exercise; (iii) in the case of an option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("Stock Withholding"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock Withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

     8.3 Services Rendered. At the discretion of the Administrator, shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award. At the discretion of the Administrator, shares may also be awarded under the Plan in consideration of services to be rendered to the Company, a Parent or a Subsidiary after the award, except that the par value of such shares, if newly issued, shall be paid in cash or cash equivalents.

     8.4  Promissory Note. To the extent that a Stock Option
Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note. However, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

     8.5  Exercise/Pledge. To the extent that a Stock Option
Agreement or Stock Purchase Agreement so provides and if Stock is publicly traded, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     8.6 Written Notice. The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Common Stock being exercised or purchased or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

     8.7 Repurchase Rights. At any time, the Administrator may, but shall not be required to, offer to repurchase for a payment in cash or shares of Common Stock the Participant's Rights previously granted or awarded based upon such terms and conditions as the Administrator shall establish and communicate to the Participant at the time the grant or award is made.

     SECTION 9:  ADJUSTMENTS; MARKET STAND-OFF

     9.1  Effect of Certain Changes.

          9.1.1 Stock Dividends, Splits, Etc. If there is any change in the number of outstanding shares of Stock through the declaration of stock dividends or through a recapitalization resulting in Stock splits, or combinations or exchanges of the outstanding shares, then
(i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding Rights and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

          9.1.2     Liquidation, Dissolution, Merger or Consolidation.
In the event of: a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the surviving corporation; or a reverse merger in which the Company is the surviving corporation, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Rights by the Company (if the Company is the surviving corporation); (ii) the assumption of the Plan and such outstanding Rights by the surviving corporation or its parent; (iii) the substitution by the surviving corporation or its parent of Rights with substantially the same terms for such outstanding Rights; or (iv) the cancellation of such outstanding Rights without payment of any consideration, provided that if such Rights would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Rights holder a notice of cancellation, to exercise such Right in whole or in part without regard to any installment exercise provisions in the Right agreement.

          9.1.3 Par Value Changes. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

     9.2 Decision of Administrator Final. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; provided, however, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

     9.3 No Other Rights. Except as hereinbefore expressly provided in this Section 9, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in Section 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this Section 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

     9.4  Market Stand-off. Each Stock Option Agreement and Stock
Purchase Agreement shall provide that, in connection with any firm commitment underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters.

      SECTION 10:  AMENDMENT AND TERMINATION

     The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

      SECTION 11:  GENERAL PROVISIONS

      11.1      General Restrictions.

          11.1.1 No View to Distribute. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

          11.1.2 Legends. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          11.1.3 No Rights as Shareholder. Except as specifically provided in this Plan, a Participant or a transferee of a Right shall have no rights as a shareholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 9.1 hereof.

     11.2 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     11.3 Disqualifying Dispositions. Any Participant who shall make a "Disposition" (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

     11.4 Regulatory Matters. Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

     11.5 Recapitalizations. Each Stock Option Agreement and Stock Purchase Agreement shall contain provisions required to reflect the provisions of Section 9.

     11.6 Delivery. Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

     11.7 Special Terms. In order to facilitate the making of any grant or combination of grants under this Plan, the Administrator may provide for such special terms for Rights granted to Eligible Persons who are outside of the United States of America, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

     11.8 Other Provisions. The Stock Option Agreements and Stock
Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

        SECTION 12:  EFFECTIVE DATE OF PLAN

     The effective date of this Plan is February 28, 2001. The adoption of the Plan is subject to approval by the Company's shareholders, which approval must be obtained within 12 months from the date the Plan is adopted by the Board. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Options or sales or awards of shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

             SECTION 13:  TERM OF PLAN

     The Plan shall terminate automatically on the 10th anniversary of the effective date. No Right shall be granted pursuant to the Plan after such date, but Rights theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to Section 10 hereof.

                     APPENDIX
                FORM OF PROXY CARD



                       PROXY

                NEW HILARITY, INC.
          SPECIAL MEETING OF STOCKHOLDERS
                  APRIL 12, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints J. Gordon McMehen and Daniel N. Argiros, and each of them, with power of substitution as proxies for the undersigned to act and vote at the Special Meeting of Stockholders of New Hilarity, Inc. (the "Company") to be held on April 12, 2001, at 10:00 a.m., local time, at the Knightsbridge Room at Le Royal Meridien
King Edward Hotel, 37 King Street East, Toronto,
Ontario, Canada M5C 1E9, and any adjournments thereof for the following purposes:

     1.   Election of Directors -  Nominees: J. Gordon McMehen,
Douglas C. Lloyd, Daniel N. Argiros and Robert J. Picard.

      [  ]  FOR      [  ]  FOR ALL EXCEPT          [  ]  WITHHOLD

     INSTRUCTION: To withhold your vote for any nominee(s), mark "For All Except" and write that nominee's name on the line below.



     2.   Proposal to change the name of the Company from "New
Hilarity, Inc." to "Orbit E-Commerce, Inc.".

      [  ]  FOR  [  ]  AGAINST           [  ]  ABSTAIN

     3. Proposal to authorize an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock and to authorize a new class of Preferred Stock.

      [  ]  FOR  [  ]  AGAINST           [  ]  ABSTAIN

     4.   Proposal to approve the adoption of the Company's 2001
Stock Incentive Plan.

      [  ]  FOR  [  ]  AGAINST           [  ]  ABSTAIN

     5. Proposal to ratify the selection of BDO Dunwoody LLP as the Company's independent auditors for the fiscal year ending July 31, 2001.

      [  ]  FOR  [  ]  AGAINST           [  ]  ABSTAIN

     6. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.


                         Signatures of Shareholder(s)

                    Date:

NOTE: Please sign your name exactly as it appears on this Proxy. Jointly held shares require only one signature. If you are signing this Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.

     IMPORTANT: IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.

                PLEASE ACT PROMPTLY
        SIGN, DATE & MAIL YOUR PROXY TODAY